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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  __________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  February 18, 2000


                             NewsEdge Corporation
        --------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

          Delaware                       0-26540                04-3016142
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(State or Other Jurisdiction           (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)


                    80 Blanchard Road, Massachusetts 01803
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              (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (781) 229-3000
                                                           --------------
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                                      -2-

Item 2.  Acquisition of Disposition of Assets.

     On February 18, 2000, NewsEdge Corporation (the "Company"), Office.com Inc., a Delaware corporation (the "Purchaser") and Individual.com, Inc., a Delaware corporation, a wholly owned subsidiary of the Company ("Individual") entered into a Stock Purchase Agreement, dated as of February 18, 2000 (the "Stock Purchase Agreement"), providing for the sale by the Company of all the issued and outstanding capital stock of Individual to Office.com, Inc. An initial purchase and sale of 4,000,000 of the shares of Individual's common stock, $.01 par value (the "Shares") occurred on February 18, 2000. The purchase and sale of the remaining 1,000,000 Shares shall occur no later than February 28, 2001. Pursuant to the Stock Purchase Agreement, the aggregate purchase price for the total 5,000,000 Shares is $10,000,000 in cash, payable in installments on February 18, 2000, May 1, 2000, December 31, 2000 and February 28, 2000. Such purchase price was arrived at after an arms-length negotiation among the parties and is subject to adjustment as set forth in the Purchase Agreement.

     Individual operates Individual.com, an Internet web site that offers customized, business-oriented news and information. Through a series of strategic relationships, Individual also provides news and information for a number of other Internet web sites.

     A copy of the Stock Purchase Agreement is filed as Exhibit 2.1, 10.1 to this report and is incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements.  None
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     (b)  Pro Forma Financial Information.  None
          -------------------------------

     (c)  Exhibits.
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Exhibit No.   Description
-----------   -----------
2.1, 10.1     Stock Purchase Agreement dated February 18, 2000 by and among
              NewsEdge Corporation, Office.com Inc. and Individual.com, Inc.

99.1          Press release dated as of February 23, 2000
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                                     -3-

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NEWSEDGE CORPORATION



Dated: March 6, 2000                    By:  /s/ Ronald Benanto
                                             ------------------
                                             Ronald Benanto
                                             Chief Financial Officer
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                                     -4-

                                 EXHIBIT INDEX


Exhibit No.   Description
-----------   -----------
2.1, 10.1     Stock Purchase Agreement dated February 18, 2000 by and among
              NewsEdge Corporation, Office.com Inc. and Individual.com, Inc.
99.1          Press release dated as of February 23, 2000